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                                  EXHIBIT INDEX



                                   Description

            The following Exhibits are filed pursuant to Item 5 of this report:

        10.1  Amendment to Agreement between Raytheon Company and
              Daniel P. Burnham dated April 23, 2003; and

        10.2  Amendment to Agreement between Raytheon Company and
              William H. Swanson dated April 23, 2003.

      The following Exhibit is furnished pursuant to Item 9 of this report:

        99.1  Press release dated April 23, 2003 issued by Raytheon Company.